UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd. Suite 400 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On January 19, 2021, CytomX Therapeutics, Inc. (the “Company”) announced its preliminary (unaudited) cash, cash equivalents and short-term investments balance of $316.1 million as of December 31, 2020, in various investor meetings and in a preliminary prospectus supplement filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended. This estimate of cash, cash equivalents and short-term investments is the Company’s preliminary estimate based on currently available information and excludes restricted cash. It also does not present all necessary information for an understanding of the Company’s financial condition as of December 31, 2020 or its results of operations for the year ended December 31, 2020.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

ATM Sales

On January 19, 2021, the Company reported that it had sold 1,535,217 shares during the year ended December 31, 2020 for aggregate proceeds of $11.7 million under its at the market offering pursuant to an Open Market Sales Agreement (the “Sales Agreement”) with Jefferies LLC (“Jefferies”), as sales agent. Pursuant to the Sales Agreement, Jefferies, as sales agent, received a commission of 3.0% of the gross sales price for shares of common stock sold under the Sales Agreement.

Class Action Dismissal

On January 19, 2021, the Company reported that the putative securities class action lawsuit that was commenced in May 2020 in the U.S. District Court for the Northern District of California against the Company and three current and former officers alleging the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, was dismissed without prejudice on January 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: January 19, 2021	By:	/s/ Carlos Campoy
Carlos Campoy Chief Financial Officer